Exhibit 10.1



                           PURCHASE AND SALE AGREEMENT


                                     BETWEEN



                           THE TESSERACT GROUP, INC.,
                             AN ARIZONA CORPORATION



                                       AND



                          GAN YELADEEM LEARNING CENTER,
                        AN ARIZONA NON-PROFIT CORPORATION






                                FEBRUARY 6, 2001
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                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

ARTICLE I - DEFINITIONS....................................................    1
   1.1 BUSINESS............................................................    1
   1.2 CHARTER OF SELLER...................................................    2
   1.3 CLAIM...............................................................    2
   1.4 CLOSING.............................................................    2
   1.5 CLOSING DATE........................................................    2
   1.6 COURT...............................................................    2
   1.7 LANDLORD............................................................    2
   1.8 EQUIPMENT...........................................................    2
   1.9 LEASE...............................................................    2
   1.10 PURCHASED ASSETS...................................................    2
   1.11 REAL PROPERTY PURCHASE AGREEMENT...................................    2
   1.12 REAL PROPERTY......................................................    2
   1.13 SECTION 363 ORDER..................................................    2
   1.14 SECTION 365 ORDER..................................................    3
   1.15 SHORT TERM LEASE...................................................    3
   1.16 SNOWFLAKE..........................................................

ARTICLE II - PURCHASE AND SALE.............................................    3
   2.1 ASSETS TO BE SOLD...................................................    3
     2.1.1 THE PURCHASED ASSETS............................................    3
     2.1.2 RECORDS, FILES AND RELATED MATERIALS............................    3
     2.1.3 TELEPHONE AND FACSIMILE NUMBERS.................................    3
   2.2 EXCLUDED ASSETS.....................................................    3
     2.2.1 CONSIDERATION...................................................    3
     2.2.2 CASH, CASH EQUIVALENTS AND ACCOUNTS RECEIVABLE..................    3
     2.2.3 CORPORATE FRANCHISE.............................................    3
     2.2.4 LICENSES; PERMITS...............................................    4
     2.2.5 THE LEASE.......................................................    4
   2.3 SELLER'S BUSINESS...................................................    4

ARTICLE III - ASSUMPTION OF LIABILITIES....................................    4

ARTICLE IV - TERMS OF PAYMENT..............................................    4
   4.1 PAYMENT DUE AT CLOSING..............................................    4
   4.2 DEPOSIT.............................................................    4
   4.3 DETERMINATION.......................................................    5

ARTICLE V - REPRESENTATIONS, WARRANTIES, AND COVENANTS OF SELLER...........    5
   5.1 CORPORATE STATUS....................................................    5
   5.2 CORPORATE AUTHORITY.................................................    5
   5.3 TITLE TO PURCHASED ASSETS...........................................    5
   5.4 DEPOSITS............................................................    5

ARTICLE VI - REPRESENTATIONS, WARRANTIES, AND COVENANTS OF BUYER...........    6
   6.1 ORGANIZATION........................................................    6
   6.2 AUTHORITY...........................................................    6

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   6.3 THE LEASE...........................................................    6
   6.4 CONDITION OF ASSETS.................................................    6

ARTICLE VII - POST-CLOSING COVENANTS.......................................    6
   7.1 THE LEASE...........................................................    6
   7.2 TRANSITION..........................................................    6
   7.3 DEFINITION..........................................................    6
   7.4 EMPLOYEE SOLICITATIONS..............................................    7
   7.5 WORKERS' COMPENSATION...............................................    7
   7.6 CERTIFICATE OF OCCUPANCY............................................    7

ARTICLE VIII - INDEMNITIES.................................................    7
   8.1 SELLER..............................................................    7
   8.2 BUYER...............................................................    7

ARTICLE IX - CLOSING.......................................................    7
   9.1 CLOSING.............................................................    7
   9.2 TIME IS OF THE ESSENCE..............................................    8

ARTICLE X - PRORATIONS.....................................................    8

ARTICLE XI - CONDITIONS PRECEDENT TO BUYER'S DUTY TO CLOSE.................    8
   11.1 CONTINUED TRUTH OF WARRANTIES......................................    8
   11.2 PERFORMANCE OF OBLIGATIONS.........................................    8
   11.3 DELIVERY OF CLOSING DOCUMENTS......................................    8
   11.4 LITIGATION.........................................................    8
   11.5 COURT ORDERS.......................................................    9

ARTICLE XII - CONDITIONS PRECEDENT TO SELLER'S DUTY TO CLOSE...............    9
   12.1 CONTINUED TRUTH OF WARRANTIES......................................    9
   12.2 PERFORMANCE OF OBLIGATIONS.........................................    9
   12.3 DELIVERY OF CLOSING DOCUMENTS......................................    9
   12.4 LITIGATION.........................................................    9
   12.5 COURT ORDERS.......................................................    9

ARTICLE XIII - ITEMS TO BE DELIVERED AT CLOSING BY SELLER..................    9
   13.1 BILL OF SALE.......................................................    9
   13.2 CERTIFIED RESOLUTION...............................................    9
   13.3 REPRESENTATIONS AND WARRANTIES.....................................    9
   13.4 THE SHORT TERM LEASE...............................................    9

ARTICLE XIV - ITEMS TO BE DELIVERED AT CLOSING BY BUYER....................   10
   14.1 CERTIFIED RESOLUTION...............................................   10
   14.2 REPRESENTATIONS AND WARRANTIES.....................................   10
   14.3 THE PURCHASE PRICE.................................................   10
   14.4 THE NOTE...........................................................   10
   14.5 THE SECURITY AGREEMENT.............................................   10
   14.6 THE SHORT TERM LEASE...............................................   10

ARTICLE XV - MISCELLANEOUS.................................................   10
   15.1 FURTHER ASSURANCES.................................................   10
   15.2 NO OTHER AGREEMENTS................................................   10
   15.3 WAIVER.............................................................   10

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   15.4 TERMINATION OF CONFIDENTIALITY AGREEMENT...........................   10
   15.5 ACCESS TO REAL PROPERTY............................................   11
   15.6 NOTICES............................................................   11
   15.7 BROKER AND FINDERS.................................................   11
   15.8 BOOKS AND RECORDS..................................................   11
   15.9 RISK OF LOSS.......................................................   12
   15.10 THIRD PARTY BENEFICIARY...........................................   12
   15.11 RELATIONSHIP OF PARTIES...........................................   12
   15.12 CHOICE OF LAW.....................................................   12
   15.13 PARAGRAPH HEADINGS................................................   12
   15.14 RULES OF INTERPRETATION...........................................   12
   15.15 TIME IS OF THE ESSENCE............................................   13
   15.16 ATTORNEY FEES.....................................................   13
   15.17 COUNTERPARTS; FACSIMILE SIGNATURES................................   13


LIST OF EXHIBITS AND SCHEDULES

Exhibit A             Form of Promissory Note
Exhibit B             Form of Security Agreement
Exhibit C             Form of Short Term Lease
Schedule 1.9          Equipment

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                           PURCHASE AND SALE AGREEMENT
                             (PARADISE LANE SCHOOL)


     This PURCHASE AND SALE AGREEMENT (the "Agreement") is entered into as of the ____ day of February, 2001, by and between THE TESSERACT GROUP, INC., a Minnesota corporation, in its corporate capacity and in its capacity as debtor and debtor-in-possession in its Chapter 11 case pending in the United States Bankruptcy Court for the District of Arizona ("Seller"), and GAN YELADEEM LEARNING CENTER, an Arizona non-profit corporation ("Buyer").

                                    RECITALS

     A. Seller operates that certain charter school ("School") commonly known as the "Paradise Lane School" located at 3916 East Paradise Lane, Phoenix, Arizona.

     B. Seller has filed a voluntary petition for Chapter 11 relief ("Chapter 11 Case") under Title 11 of the United States Code ("Bankruptcy Code"). The Chapter 11 Case is pending before the United States Bankruptcy Court for the District of Arizona ("Bankruptcy Court").

     C. Seller desires, subject to the approval by the Bankruptcy Court, to sell and Buyer desires to purchase certain assets and assume certain liabilities of Seller in connection with Seller's operations of the School on the terms and conditions set forth in this Agreement and in accordance with Section 363 and
Section 365 of the Bankruptcy Code.

     D. Buyer has completed its due diligence of the School and all other matters addressed in this Agreement.

     E. The parties hereto acknowledge that: (i) they intend that the transaction contemplated under this Agreement be an asset purchase and not a sale of the stock of Seller; and (ii) Buyer is not buying the Business of Seller as defined in this Agreement.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto agree as follows:

                                   ARTICLE I.

                                   DEFINITIONS

     For purposes of this Agreement, the following capitalized terms, when used in this Agreement, shall have the meanings assigned to them as follows:

     1.1 BUSINESS. The term "Business" shall mean Seller's operations conducted under the names "TesseracT" or "The TesseracT Group, Inc.," or the trade name "TesseracT Charter School PPTO," at the School and at any other location within or outside the State of Arizona.

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     1.2 CHARTER OF SELLER. The term "Charter of Seller" shall mean that certain
Charter Contract between Preschool Services, Inc. dba Sunray Charter School and the Snowflake Unified School District No. 5 of Navajo County, Arizona dated June 24, 1997.

     1.3 CLAIM. The term "Claim" shall mean the term "claim" as it is defined under 11 U.S.C.ss.101(5).

     1.4 CLOSING. The term "Closing" shall mean the completed exchange of: (i) Closing documents set forth in Articles XIV and XV below, together with the simultaneous conveyance by Seller to Buyer of the Purchased Assets; (ii) the payment by Buyer to Seller of the Purchase Price due under the terms of this Agreement; and (iii) the assumption by Buyer of the obligations which it has expressly agreed to assume hereunder.

     1.5 CLOSING DATE. The term "Closing Date" shall mean the date on which the Closing occurs which shall not be later than March 15, 2001, unless such date is extended as mutually agreed upon in writing signed by both parties.

     1.6 COURT. The term "Court" shall mean the United States Bankruptcy Court for the District of Arizona, which is the Court before which Seller presently is a Chapter 11 debtor.

     1.7 LANDLORD. The term "Landlord" shall mean Education Property Investors, Inc., a Nevada corporation.

     1.8 EQUIPMENT. The term "Equipment" shall mean all furniture, fixtures, office equipment, office supplies, computers, printers, and other tangible personal property owned by Seller as specifically set forth on SCHEDULE 1.9 attached hereto.

     1.9 LEASE. The term "Lease" shall mean that certain Amended and Restated Lease dated June 9, 1998 by and between Seller, as lessee, and Landlord.

     1.10  PURCHASED  ASSETS.   The  term  "Purchased  Assets"  shall  mean  the
Equipment.

     1.11 REAL PROPERTY PURCHASE AGREEMENT. The term "Real Property Purchase Agreement" shall mean the Agreement to Purchase and Sale dated August 2, 2000, by and between Buyer and Landlord (as amended).

     1.12 REAL PROPERTY. The term "Real Property" shall mean the real property that is the subject of the Real Property Purchase Agreement which also is the real property on which the Seller operates the School.

     1.13 SECTION 363 ORDER. The term "Section 363 Order" shall mean the order entered by the Court pursuant to Bankruptcy Code ss.363 approving Seller's sale of the Purchased Assets to Buyer free and clear of any and all liens, security interests, and adverse interests of any kind, the form of which shall be agreed to by the parties hereto.

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     1.14 SECTION 365 ORDER.  The term  "Section 365 Order" shall mean the Order entered by the Court pursuant to Bankruptcy Code ss.365(a) approving Seller's decision to reject the Lease as it relates to the Real Property effective as of when Buyer is the owner of the Real Property.

     1.15 SHORT TERM LEASE. The "Short Term Lease" shall mean the Lease as modified by First Amendment to Lease, dated the date of Closing and in the form and substance attached hereto as EXHIBIT C, that leases the Real Property and the Purchased Assets to Seller until May 31, 2001.

                                   ARTICLE II.

                                PURCHASE AND SALE

     2.1 ASSETS TO BE SOLD. Subject to the terms and conditions of this Agreement, on the Closing Date, Seller agrees to sell, assign, transfer and convey the following assets to Buyer:

         2.1.1 THE PURCHASED ASSETS. The Purchased Assets.

         2.1.2 RECORDS, FILES AND RELATED MATERIALS. All records, files, invoices, student lists, accounting records, business records, student records (including, but not limited, special education student records), teacher records, operating data and other data of Seller relating solely to the School.

         2.1.3 TELEPHONE AND FACSIMILE NUMBERS. All telephone and facsimile numbers currently used at the Real Property to the extent such are transferable at no additional cost to Seller.

     2.2 EXCLUDED ASSETS. Notwithstanding Section 2.1 above, Seller shall not sell, transfer, assign, convey or deliver to Buyer, any asset not specifically addressed in Section 2.1 above, including but not limited to the following assets (collectively the "Excluded Assets"):

         2.2.1 CONSIDERATION. The consideration delivered by Buyer to Seller pursuant to this Agreement.

         2.2.2 CASH, CASH EQUIVALENTS AND ACCOUNTS RECEIVABLE. All cash, cash equivalents, and obligations by any third party to make payment to Buyer as of the Closing Date.

         2.2.3 CORPORATE FRANCHISE. Seller's franchise to be a corporation, its certificate of incorporation, corporate seal, stock books, minute books and other corporate records having exclusively to do with the corporate organization and capitalization of Seller, the Charter.

         2.2.4 LICENSES; PERMITS. All licenses, permits and approvals of Seller relating in any way to the School or the Business including, without limitation, the Charter.

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         2.2.5 THE LEASE. The Lease relating to the Real Property.

     2.3 SELLER'S BUSINESS. The parties expressly acknowledge and agree that this Agreement is not entered into for the sale of the stock of Seller or the sale of Seller's Business. The Agreement addresses only those assets located on the School's premises, or used by Seller solely in connection with the School, and which are defined herein as the Purchased Assets.

                                  ARTICLE III.

                            ASSUMPTION OF LIABILITIES

     Except as expressly set forth in this Agreement, Buyer does not by this Agreement, and will not be obligated to, assume any obligation, liability or duty of Seller whether incurred in connection with the Purchased Assets, or otherwise.

                                   ARTICLE IV.

                                TERMS OF PAYMENT

     4.1 PAYMENT DUE AT CLOSING. At Closing, Buyer shall pay to Seller an amount equal to Two Hundred and Fifty Thousand Dollars ($250,000) LESS the amount of the Deposit delivered by Buyer to Seller in accordance with Section 4.2 below, in the following manner:

          (a)  Buyer shall pay Seller an amount equal to One Hundred Twenty-Five
               Thousand  and  No/100   Dollars   ($125,000.00)   in  immediately
               available funds at Closing.

          (b) The balance of the Purchase Price shall be evidenced by Buyer delivering to Seller Buyer's promissory note (the "Note") dated the date of the Closing, in the principal amount of One Hundred Thousand and No/100 Dollars ($100,000.00) and conforming substantially in content with the form of promissory note attached hereto as EXHIBIT A.

          (c) The Note shall be secured by a first priority security interest pursuant to the terms of a security agreement (the "Security Agreement") on all of the Purchased Assets. At the Closing, Buyer shall deliver to Seller the Security Agreement, dated the date of the Closing and substantially conforming in content with the form of security agreement attached hereto as EXHIBIT B.

     4.2 DEPOSIT. Contemporaneously with the execution of this Agreement, Buyer shall deliver and the Seller shall accept a cash deposit in the amount of Twenty-Five Thousand and No/100 Dollars ($25,000.00) (the "Deposit"), which shall not be refundable to Buyer unless: (i) the transactions contemplated in this Agreement do not close due to Seller's failure to meet all of the conditions precedent set forth in Article XIV of this Agreement; (ii) if Buyer's transaction with Landlord to purchase the Real Property does not close, unless such failure to close is the result of a default by Buyer under the Real Property Purchase Agreement; or (iii) Seller otherwise refuses to close the

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transactions contemplated in this Agreement. If the Closing does not occur on or before March 15, 2001, due to any event described in the  immediately  preceding
(i), (ii) and (iii), and provided that Buyer has satisfied all of the conditions set forth in Article XV of this Agreement on or before March 15, 2001, then Seller shall immediately transfer the Deposit to Buyer.

     4.3 DETERMINATION. At or prior to thirty (30) days after the Closing, Buyer and Seller shall mutually agree to an allocation of the Purchase Price among the Purchased Assets in a reasonable manner, and each party agrees to file all federal, state and local tax returns in conformity with such allocation.

                                   ARTICLE V.

              REPRESENTATIONS, WARRANTIES, AND COVENANTS OF SELLER

     Seller hereby represents, warrants, and covenants to Buyer as follows, and the warranties, representations, and covenants contained in this Article or elsewhere in this Agreement shall be deemed to be made as of the Closing:

     5.1 CORPORATE STATUS. Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Minnesota and is qualified to do business in the State of Arizona.

     5.2 CORPORATE AUTHORITY. Subject only to approval of the Court, Seller has full power and authority to execute and perform this Agreement and all corporate action necessary to confirm such authority has been duly and lawfully taken. Upon execution hereof, this Agreement shall be a valid, legally binding obligation of Seller, enforceable in accordance with its terms subject to approval by the Court.

     5.3 TITLE TO PURCHASED ASSETS. Seller has good and marketable title to the Purchased Assets, and has full power and authority to transfer such title to Buyer subject only to approval by the Court.

     5.4 DEPOSITS. Seller has no liability to parents of its students at the School for any prepaid tuition or deposit obligations.

                                   ARTICLE VI.

               REPRESENTATIONS, WARRANTIES, AND COVENANTS OF BUYER

     Buyer hereby represents and warrants to Seller as follows and the warranties and representations contained in this Article or elsewhere in this Agreement shall be deemed to be made as of Closing:

     6.1 ORGANIZATION. Buyer is a non-profit corporation duly organized, validly existing and in good standing under the laws of the State of Arizona.

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     6.2  AUTHORITY.  Buyer has full power and  authority to execute and perform this Agreement and all action necessary to confirm such authority has been duly and lawfully taken. Upon execution hereof, this shall be a valid and legally binding obligation of Buyer, enforceable against Buyer in accordance with its terms.

     6.3 THE LEASE. Other than the Real Property Purchase Agreement whereby Buyer shall acquire fee title to the Real Property, Buyer has not entered into any agreement, written or otherwise, with Landlord relating to the Lease, including, but not limited to, any agreement to acquire any Claims which might presently exist, or arise in the future under the Lease.

     6.4 CONDITION OF ASSETS. Buyer has fully examined the physical condition of the Purchased Assets, and hereby agrees to accept such property AS IS AND WHERE IS. NO REPRESENTATION OR WARRANTY OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, IS MADE WITH RESPECT TO THE PURCHASED ASSETS.

                                  ARTICLE VII.

                             POST-CLOSING COVENANTS

     7.1 THE LEASE. Buyer shall not be entitled to, and shall not receive, any of the contractual rights provided to Landlord or Seller under the Lease, including, but not limited to, any right to assert any Claims that may arise under or relate to the Lease, irrespective of which person or entity contends that it has the right to asserts such Claims.

     7.2 TRANSITION. Buyer and Seller will mutually cooperate with one another to provide for an orderly surrender of the Purchased Assets and Real Property by Seller to Buyer on May 31, 2001 (the "Transition Date") in accordance with the Short Term Lease.

     7.3 DEFINITION. On or before the Transition Date, Seller shall provide Buyer with a complete list of all persons regularly employed on either a part-time or full-time basis by Seller in connection with the School within 10 days of receipt of Buyer's request. For purposes of this Article, the term "Employees" shall mean all persons on such list including those listed who may be curtailed and disabled employees and employees on leave of absence.

     7.4 EMPLOYEE SOLICITATIONS. Buyer shall be entitled to reasonable access to all employees related to the School for purposes of interviewing these individuals; provided, however, that all such access shall be coordinated through the Chief Executive Officer of Seller.

     7.5 WORKERS' COMPENSATION. Seller agrees to assume all responsibility for liability arising from workers' compensation claims, both medical and disability, which have been filed at or prior to the time of the Transition Date or which arose out of incidents that occurred prior to the Transition Date. Buyer shall be responsible for all claims which arise out of, or are based upon, incidents which occur subsequent to the Transition Date.

     7.6 CERTIFICATE OF OCCUPANCY. Buyer acknowledges that a type E-1 certificate of occupancy has not been obtained for the building on the Real Property commonly referred to as Building #3 (the "Certificate"). Seller hereby

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agrees to use its best efforts to obtain,  prior to Closing,  a third-party  bid setting forth its good faith estimate of the total cost to obtain the Certificate. If Buyer elects after Closing to obtain the Certificate, Seller agrees to pay one-half of the cost of obtaining the Certificate; provided, however, the total cost to Seller shall not exceed Thirty Thousand and No/100 Dollars ($30,000.00). Any amounts in excess of Sixty Thousand and No/100 Dollars ($60,000.00) shall be paid entirely by Buyer.

                                  ARTICLE VIII.

                                   INDEMNITIES

     8.1 SELLER. Seller agrees to hold harmless, indemnify and defend Buyer from and against any and all loss, claim, damage, liability or expense arising out of or occurring as the result of any breach by Seller of any of its covenants, representations or warranties hereunder. Such indemnification shall include any claims pertaining to events or actions occurring prior to the date of Closing. In no event shall the liability of Seller under this Section collectively exceed $10,000.

     8.2 BUYER. Buyer agrees to hold harmless, indemnify and defend Seller from and against any and all loss, claim, damage, liability or expense arising out of or occurring in connection with any breach by Buyer of any of its covenants, representations or warranties hereunder. Such indemnification shall include any claims pertaining to events or actions occurring after the Transition Date.

                                   ARTICLE IX.

                                     CLOSING

     9.1 CLOSING. Closing shall occur at the law offices of Bryan Cave LLP in Phoenix, Arizona, on a date that is not later than ten (10) business days after the Court enters the Section 363 Order and the Section 365 Order; provided, however, that the Closing must occur concurrently with the closing of the transaction pursuant to which Buyer is purchasing the Real Property from Landlord and by no later than March 15, 2001.

     9.2 TIME IS OF THE ESSENCE. Time is of the essence for the Closing of this transaction and if such Closing does not occur as provided in Section 10.1 above, a new Closing Date may be set if, and only if, mutually agreed upon in a writing signed by both parties. If a new Closing Date is not so set, then neither Seller nor Buyer shall have any further obligation under this Agreement.

                                   ARTICLE X.

                                   PRORATIONS

     The following revenues, costs and expenses shall be prorated as of the Transition Date:

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     10.1  Personal  property  taxes and any other  assessments  related  to the
Purchased Assets;

     10.2 Charges for utilities servicing the School, including, without limitation, charges or gas, electricity, water, sewer, cable television, and telephone services; and

     10.3 Any other reasonable expenses approved in writing by Buyer and prepaid by Seller related to the operation of the School.

     The amount of any prorations shall be computed by Buyer with the assistance of Seller. On or before the Transition Date, Buyer shall pay to Seller or Seller shall pay to Buyer, as the case may be, an amount equal to the net proration so determined.

                                   ARTICLE XI.

                  CONDITIONS PRECEDENT TO BUYER'S DUTY TO CLOSE

     Buyer shall have no duty to close, shall be entitled to a refund of the Deposit, and shall have no obligation hereunder, unless and until each and every one of the following conditions precedent have been fully and completely satisfied:

     11.1 CONTINUED TRUTH OF WARRANTIES. All of the representations and warranties of Seller contained herein shall continue to be true and correct at Closing.

     11.2 PERFORMANCE OF OBLIGATIONS. Seller shall have fully performed or tendered performance of each and every one of its obligations hereunder which by its terms is capable of performance before Closing.

     11.3 DELIVERY OF CLOSING DOCUMENTS. Seller shall have tendered delivery to Buyer of all the documents, in form and substance reasonably satisfactory to Buyer, required to be delivered to Buyer by Seller on or before Closing pursuant to this Agreement.

     11.4 LITIGATION. No lawsuit, administrative proceedings or other legal action shall have been filed against Seller as of the Closing Date which seeks to restrain or enjoin Buyer's acquisition of the Purchased Assets.

     11.5 COURT ORDERS. The Court shall have entered the Section 363 Order and the Section 365 Order.

                                  ARTICLE XII.

                 CONDITIONS PRECEDENT TO SELLER'S DUTY TO CLOSE

     Seller shall have no duty to close this transaction unless and until each and every one of the following conditions precedent have been fully and completely satisfied:

     12.1 CONTINUED TRUTH OF WARRANTIES. All of the representations and warranties of Buyer contained herein shall continue to be true and correct at Closing.

     12.2 PERFORMANCE OF OBLIGATIONS. Buyer shall have fully performed or tendered substantial performance of each and every one of its obligations hereunder which by its terms is capable of performance before Closing.

     12.3 DELIVERY OF CLOSING DOCUMENTS. Buyer shall have tendered delivery to Seller of all the documents, in form and substance reasonably satisfactory to Buyer, required to be delivered to Seller by Buyer on or before Closing pursuant to this Agreement.

     12.4 LITIGATION. No lawsuit, administrative proceedings or legal action other than the Chapter 11 Case shall have been filed by or against Seller as of the Closing Date which seeks to restrain or enjoin Seller's sale of the Purchased Assets.

     12.5 COURT ORDERS. The Court shall have entered the Section 363 Order and the Section 365 Order.

                                  ARTICLE XIII.

                   ITEMS TO BE DELIVERED AT CLOSING BY SELLER

     At Closing, Seller shall, unless waived in writing by Buyer, deliver to Buyer the following items, each in form and substance reasonably acceptable to Buyer and Buyer's counsel:

     13.1 BILL OF SALE. A duly executed warranty bill of sale selling, assigning, transferring, and conveying the Purchased Assets.

     13.2 CERTIFIED RESOLUTION. A copy of the resolution of the Board of Directors of Seller, certified by the Secretary of Seller, authorizing the execution and performance of this Agreement.

     13.3 REPRESENTATIONS AND WARRANTIES. A certificate signed by an appropriate representative of Seller to the effect that all the representations and warranties of Seller contained herein are true and correct as of Closing.

     13.4 THE SHORT TERM LEASE. The Short Term Lease as defined in Section 1.17.

                                  ARTICLE XIV.

                    ITEMS TO BE DELIVERED AT CLOSING BY BUYER

     At Closing, Buyer shall, unless waived in writing by Seller, deliver the following items, each in form and substance reasonably acceptable to Seller and Seller's counsel, to Seller:

     14.1 CERTIFIED RESOLUTION. A copy of the resolutions of the Executive Director of Buyer or other appropriate representative(s) authorizing the execution and performance of this Agreement.

     14.2 REPRESENTATIONS AND WARRANTIES. A certificate signed by an appropriate representative of Buyer to the effect that all the representations and warranties of Buyer contained herein are true and correct as of Closing.

     14.3 THE PURCHASE PRICE. The Purchase Price pursuant to Section 4.1.

     14.4 THE NOTE. The Note pursuant to Section 4.1.

     14.5 THE SECURITY  AGREEMENT.  The Security  Agreement  pursuant to Section
4.1.

     14.6 THE SHORT TERM LEASE. The Short Term Lease as defined in Section 1.17.

                                   ARTICLE XV.

                                  MISCELLANEOUS

     15.1 FURTHER ASSURANCES. Each party shall, at any time after Closing, execute and deliver to the other party all such additional instruments of conveyance and assignments, certificates or similar documents and take all such further actions as such other party may reasonably request.

     15.2 NO OTHER AGREEMENTS. This Agreement, and all agreements delivered as part of the Closing contemplated herein, constitute the entire agreement between the parties with respect to its subject matter. All prior and contemporaneous negotiations, proposals and agreements between the parties, including, but not limited to the Letter of Intent between the parties dated November 27, 2000, are superseded by this Agreement. Any changes to this Agreement must be agreed to in writing signed by both parties.

     15.3 WAIVER. Either party may waive the performance of any obligation owed to it by the other party hereunder for the satisfaction of any condition precedent to the waiving party's duty to perform any of its covenants, including its obligations to Close. Any such waiver shall be valid only if contained in a writing signed by the waiving party.

     15.4 TERMINATION OF CONFIDENTIALITY AGREEMENT. Upon execution of this Agreement by the parties, the Confidentiality Agreement dated September 8, 2000, by and between Buyer and Seller shall be terminated; provided that, through the Transition Date, Buyer shall obtain Seller's prior written consent, which consent shall not be unreasonably withheld, as to all Buyer activities relating to the recruiting and/or contact of Seller's employees or students and such activities shall not interfere with Seller's operation of the School.

     15.5 ACCESS TO REAL PROPERTY. Provided Buyer does not interfere with Seller's operation of the School and, to the extent required by Section 15.5, Seller's prior consent is obtained, Buyer may, upon reasonable prior notice, have access to the Real Property for purposes of constructing improvements and conducting meetings and student sign-up fairs.

     15.6 NOTICES. Any notices required or allowed in this Agreement shall be effectively given if placed in a sealed envelope, postage prepaid, and deposited in the United States mail, registered or certified, addressed as follows:


                  To Seller: Lucian Spataro, Ph.D.
                             The TesseracT Group, Inc.
                             East Muirwood Drive
                             Phoenix, Arizona  85048

                  Copy To:   Robert J. Miller, Esq.
                             Bryan Cave LLP
                             Two North Central Avenue, Suite 2200
                             Phoenix, Arizona  85004

                  To Buyer:  Susan K. Heller, Ph.D.
                             Gan Yeladeem Learning Center
                             15030 North 64th Street
                             Scottsdale, Arizona  85254

                  Copy To:   Timothy A. Smith, Esq.
                             Kutak Rock LLP
                             North Scottsdale Rd., Suite 300
                             Scottsdale, Arizona 85253

     15.7 BROKER AND FINDERS. Each of the parties hereto represents and warrants to the other that it has not employed or retained any broker or finder in connection with the transactions contemplated by this Agreement nor has it had any dealings with any person which may entitle such person to a fee or commission from any party hereto. Each of the parties shall indemnify and hold the other harmless for, from and against any claim, demand or damage whatsoever by virtue of any arrangement or commitment made by it with or to any person that may entitle such person to any fee or commission from the other party to this Agreement.

     15.8 BOOKS AND RECORDS. Copies of all customer, employee and accounting records for the School and all records with respect to the Purchased Assets will be provided by Seller to Buyer on or before the Transition Date.

     15.9 RISK OF LOSS. The risk of loss, damage, or destruction of the Purchased Assets shall be borne by Seller until the Transition Date. In the event any material loss or damage to or taking of any such Purchased Assets occurs before Closing, Seller shall immediately notify Buyer of the nature and extent of such loss, damage or taking, and Buyer shall, at its option, by written notice to Seller, either terminate this Agreement without further liability or obligation to Seller, or Buyer may proceed with this transaction on the terms and conditions mutually agreeable to the parties, including any adjustment in the Purchase Price.

     15.10 THIRD-PARTY BENEFICIARY. Nothing contained herein shall create or give rise to any third-party beneficiary rights for any individual or entity as a result of the terms and provisions of this Agreement.

     15.11 RELATIONSHIP OF PARTIES. The relationship of Seller and Buyer shall be that of independent entities and neither shall be deemed to be the agent of the other.

     15.12 CHOICE OF LAW. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Arizona and, as applicable, title 11 of the United States Code.

     15.13 PARAGRAPH HEADINGS. The Section, Article and paragraph headings contained herein are for convenience only and shall have no substantive bearing on the interpretation of this Agreement.

     15.14 RULES OF INTERPRETATION. The following rules of interpretation shall apply to this Agreement, the Schedules hereto and any certificates, reports or other documents or instruments made or delivered pursuant to or in connection with this Agreement, unless otherwise expressly provided herein or therein and unless the context hereof or thereof clearly requires otherwise:

         15.14.1 A reference to any document or agreement shall include such document or agreement as amended, modified or supplemented from time to time in accordance with its terms, and if a term is said to have the meaning assigned to such term in another document or agreement and the meaning of such terms therein is amended, modified or supplemented, then the meaning of such term herein shall be deemed automatically amended, modified or supplemented in a like manner.

         15.14.2 References to the plural include the singular, the singular the plural and the part the whole.

         15.14.3 The words "include," "includes," and "including" are not limiting.

         15.14.4 A reference to any law includes any amendment or modification to such law which is in effect on the relevant date.

         15.14.5 A reference to any person or entity includes its successors, heirs and permitted assigns.

         15.14.6 The words "hereof," "herein," "hereunder," and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement.

         15.14.7 All Schedules to this Agreement constitute material terms of this Agreement and are incorporated fully into the terms of this Agreement.

     15.15 TIME IS OF THE ESSENCE. Time is of the essence in the performance and observance of all obligations and duties under this Agreement.

     15.16 ATTORNEY FEES. Each party shall bear its own legal fees and costs incurred in the negotiation and closing of this transaction. In the event of a dispute arising between the parties under this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees and costs of suit from the non-prevailing party.

     15.17 COUNTERPARTS; FACSIMILE SIGNATURES. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of this Agreement by telefacsimile shall be equally as effective as delivery of a manually executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile also shall deliver a manually executed counterpart of this Agreement but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have set their hands effective the date set forth above.

                              THE TESSERACT GROUP, INC., a Minnesota corporation


                              By
                                ------------------------------------------------
                              Name
                                  ----------------------------------------------
                              Its
                                 -----------------------------------------------



                              GAN YELADEEM LEARNING CENTER,
                              a Arizona non-profit corporation


                              By
                                ------------------------------------------------
                              Name
                                  ----------------------------------------------
                              Its
                                  ----------------------------------------------

                                    EXHIBIT A

                                 PROMISSORY NOTE

U.S. $100,000.00                                                 _________, 2001
                                                                Phoenix, Arizona


     FOR VALUE RECEIVED, GAN YELADEEM LEARNING CENTER, an Arizona non-profit corporation ("BORROWER"), hereby promises to pay to the order of THE TESSERACT GROUP, INC., a Minnesota corporation ("LENDER"), at the office of Lender located at 4515 East Muirwood Drive, Phoenix Arizona 85048, the principal amount of One Hundred Thousand and No/100 Dollars ($100,000.00), together with, to the extent applicable, the Default Interest Rate specified below, in accordance with the following terms and conditions:

     1. DEFAULT INTEREST RATE. The Default Interest Rate shall be equal to twelve percent (12%) per annum. The principal balance outstanding hereunder from time to time shall bear interest at the Default Interest Rate from the date of the occurrence of an Event of Default (as hereinafter defined) hereunder until the earlier of: (a) the date on which the principal balance outstanding hereunder, together with all accrued interest and other amounts payable hereunder, are paid in full; or (b) the date on which such Event of Default is timely cured in a manner satisfactory to Lender in the exercise of its reasonable judgment, (i) if Borrower is specifically granted a right to cure such Event of Default in any of the Loan Documents (as hereinafter defined) or
(ii) if no such right to cure is specifically granted, then Lender, in its sole and absolute discretion, permits such Event of Default to be cured.

     2. LATE CHARGE. If Lender has not received the full amount of any payment by the end of five (5) calendar days after the date it is due under this Note, Borrower will pay a late charge to Lender in the amount of five percent (5%) of the overdue payment. Borrower will pay this late charge only once on any late payment.

     3. PAYMENTS. This Note shall be payable as follows:

          (i) Commencing on ____________________, and continuing on the first day of each month thereafter, equal monthly installments of principal in the amount of Twenty-Five Thousand and No/100 Dollars ($25,000.00) shall be due and payable, together with any accrued and unpaid interest at, to the extent applicable, the Default Interest Rate; provided, however, that such payments shall be subject to offset by Borrower in an amount equal to the monthly rental payable by Lender to Borrower pursuant to the terms of the Short Term Lease of even date herewith by and between Borrower, as landlord, and Lender, as tenant.

          (ii) The entire outstanding principal sum and all accrued and unpaid interest, less the amount of any rental offsets as provided in Section 4.(i) above, shall be due and payable on or before May 25, 2001 (the "FINAL PAYMENT DATE").

     4. APPLICATION AND PLACE OF PAYMENTS. Payments received by Lender with respect to the indebtedness evidenced hereby shall be applied in such order and manner as Lender in its sole and absolute discretion may elect. Unless otherwise elected by Lender, all such payments shall first be applied to any accrued and unpaid costs or added charges provided for herein or in any of the Loan Documents, next to accrued and unpaid interest at, to the extent applicable, the Default Interest Rate, and the remainder to the principal balance then outstanding hereunder. Payments hereunder shall be made at the address for Lender first set forth above, or at such other address as Lender may specify to Borrower in writing.

     5. PREPAYMENTS. Payments of principal hereof may be made at any time, or from time to time, in whole or in part, without penalty, provided that all other charges accrued to the date of prepayment are also paid in full. Notwithstanding any partial prepayment of principal hereof, there will be no change in the due date or amount of scheduled payments due hereunder unless Lender, in its sole and absolute discretion, agrees in writing to such change. At the option of Lender, partial prepayments shall be applied in the inverse order of maturity.

     6. EVENTS OF DEFAULT; ACCELERATION. The occurrence of any one or more of the following events shall constitute an "Event of Default" hereunder, and upon such Event of Default, the entire principal balance outstanding hereunder, together with all accrued interest and other amounts payable hereunder, at the election of Lender, shall become immediately due and payable, without any notice to Borrower:

          (i) The failure of Borrower to pay any installment of principal or other amounts due hereunder when due and the continuation of such failure for five (5) days after written notice thereof from Lender to Borrower;

          (ii) The failure of Borrower to comply with any other provision of this Note not provided for in subparagraph (i) above and subparagraph (v) below where such failure continues for thirty (30) days after written notice thereof by Lender to Borrower, provided that if the nature of such breach is such that although curable, the breach cannot reasonably be cured within a thirty (30) day period, an Event of Default shall not exist if Borrower shall commence to cure such breach and thereafter rectifies and cures such breach with due diligence, but in no event later than ninety
     (90) days after written notice thereof;

          (iii) The failure of Borrower to comply with any provision of any document, instrument or agreement executed in connection with the indebtedness evidenced hereby including, without limitation, the Security Agreement of even date herewith by and between Borrower and Lender or any other security document executed in connection with this Note (collectively, the "LOAN DOCUMENTS");

          (iv) The dissolution, winding-up or termination of the existence of Borrower or any other person or entity who is or may become liable hereunder;

          (v) The calling of a meeting of the creditors of Borrower or any other person or entity who is or may become liable hereunder;

          (vi) The making by Borrower or any other person or entity who is or may become liable hereunder of an assignment for the benefit of its creditors; or

          (vii) The appointment of (or application for appointment of) a receiver of Borrower or any other person or entity who is or may become liable hereunder which is not dismissed in thirty (30) days, or the involuntary filing against Borrower which is not dismissed within forty five (45) days or voluntary filing by Borrower, or any other person or entity who is or may become liable hereunder, of a petition or application for relief under federal bankruptcy law or any similar state or federal law, or the issuance of any writ of garnishment, execution or attachment for service with respect to Borrower or any person or entity who is or may become liable hereunder, or any property of Borrower or property of any person or entity who is or may become liable hereunder.

     7. COLLATERAL. Borrower's obligations under this Note are additionally secured by the property described in Security Agreement of even date herewith (the "PROPERTY"), between Borrower, as debtor, and Lender, as secured party.

     8. WAIVERS. Except as set forth in this Note or the Loan Documents, to the extent permitted by applicable law, Borrower, and each person who is or may become liable hereunder, severally waive and agree not to assert: (a) any homestead or exemption rights; (b) demand, diligence, grace, presentment for payment, protest, notice of nonpayment, nonperformance, extension, dishonor, maturity, protest and default; and (c) recourse to guaranty or suretyship defenses (including, without limitation, the right to require the Lender to bring an action on this Note). Lender may extend the time for payment of or renew this Note, release collateral as security for the indebtedness evidenced hereby or release any party from liability hereunder, and any such extension, renewal, release or other indulgence shall not alter or diminish the liability of Borrower or any other person or entity who is or may become liable on this Note except to the extent expressly set forth in a writing evidencing or constituting such extension, renewal, release or other indulgence.

     9. COSTS OF COLLECTION. Borrower agrees to pay all reasonable costs of collection, including, without limitation, attorneys' fees, whether or not suit is filed, and all costs of suit and preparation for suit (whether at trial or appellate level), in the event any payment of principal or other amount is not paid when due, or in case it becomes necessary to protect the collateral which is security for the indebtedness evidenced hereby, or to exercise any other right or remedy hereunder or in the Loan Documents, or in the event Lender is made party to any litigation because of the existence of the indebtedness evidenced hereby, or if at any time Lender should incur any attorneys' fees in any proceeding under any federal bankruptcy law (or any similar state or federal law) in connection with the indebtedness evidenced hereby. In the event of any court proceeding, attorneys' fees shall be set by the court and not by the jury and shall be included in any judgment obtained by Lender.

     10. NO WAIVER BY LENDER. No delay or failure of Lender in exercising any right hereunder shall affect such right, nor shall any single or partial exercise of any right preclude further exercise thereof.

     11. GOVERNING LAW. This Note shall be construed in accordance with and governed by the laws of the State of Arizona.


     12. TIME OF ESSENCE. Time is of the essence of this Note and each and every provision hereof.


     13. AMENDMENTS. No amendment, modification, change, waiver, release or discharge hereof and hereunder shall be effective unless evidenced by an instrument in writing and signed by the party against whom enforcement is sought.

     14. SEVERABILITY. If any provision hereof is invalid or unenforceable, the other provisions hereof shall remain in full force and effect and shall be liberally construed in favor of Lender in order to effectuate the other provisions hereof.

     15. BINDING NATURE. The provisions of this Note shall be binding upon Borrower and the heirs, personal representatives, successors and assigns of Borrower, and shall inure to the benefit of Lender and any subsequent holder of all or any portion of this Note, and their respective successors and assigns. Lender may from time to time transfer all or any part of its interest in this Note and the Loan Documents, without notice to Borrower.

     16. NOTICE. Any notice or other communication with respect to this Note shall: (a) be in writing; (b) be effective on the day of hand-delivery thereof to the party to whom directed, one day following the day of deposit thereof with delivery charges prepaid, with a national overnight delivery service, or two days following the day of deposit thereof with postage prepaid, with the United States Postal Service, by regular first class, certified or registered mail; (c) if directed to Lender, be addressed to Lender at 4515 East Muirwood Drive, Phoenix, Arizona 85048, or to such other address as Lender shall have specified to Borrower by like notice; and (d) if directed to Borrower, be addressed to Borrower at the address for Borrower set forth below Borrower's name, or to such other address as Borrower shall have specified by like notice.

     17. SECTION HEADINGS. The section headings set forth in this Note are for convenience only and shall not have substantive meaning hereunder or be deemed part of this Note.

     18. CONSTRUCTION. This Note shall be construed as a whole, in accordance with its fair meaning, and without regard to or taking into account any presumption or other rule of law requiring construction against the party preparing this Note.

     IN WITNESS WHEREOF, Borrower has executed this Note as of the date first set forth above. "BORROWER"

                                  GAN YALEDEEM LEARNING CENTER, an
                                  Arizona non-profit corporation

                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Its:
                                       -----------------------------------------


                                  Address of Borrower:

                                  15030 North 64th Street
                                  Scottsdale, Arizona  85254

                                    EXHIBIT B

                               SECURITY AGREEMENT

     This SECURITY AGREEMENT (this "AGREEMENT") is made and entered into as of the ____ day of January, 2001, by and between GAN YELADEEM LEARNING CENTER, an Arizona non-profit corporation ("DEBTOR"), whose mailing address is 15030 North 64th Street, Scottsdale, Arizona 85254, and THE TESSERACT GROUP, INC., a Minnesota corporation ("SECURED PARTY"), whose mailing address is 4515 East Muirwood Drive, Phoenix Arizona 85048.


     1. DEFINITIONS. The following words shall have the following meanings when used in this Agreement:

         (a) COLLATERAL. The word "Collateral" means the following described property and interests in such property of Debtor, whether now owned or hereafter acquired by Debtor, whether now existing or hereafter arising, and wherever located: all of Debtor's right, title, and interest, in and to the furniture, fixtures, and equipment described on EXHIBIT A attached hereto, including, without limitation, the following:

              (1) all attachments, accessions, parts, and additions to and all replacements of and substitutions for any of the property described in this Collateral section.

              (2) all products of any of the property described in this Collateral section.

              (3) all accounts, contract rights, general intangibles, and monies arising out of a sale, lease, contract of sale, service or lease, or other disposition of any of the property described herein as Collateral.

              (4) all proceeds (including insurance proceeds) of any of the property described in this Collateral section.

              (5) all records relating to any of the property described in this Collateral section, whether in the form of a writing, microfilm, microfiche, or electronic media.

         (b)   INDEBTEDNESS.   Indebtedness   includes  all   indebtedness   and
liabilities of Debtor to Secured Party, due or to become due, whether or not now existing or hereafter contracted for or arising, including, but not limited to:

              (1) the indebtedness for principal of Debtor to Secured Party evidenced by a Promissory Note of even date herewith executed by Debtor in favor of Secured Party, in the original principal sum of One Hundred Thousand and No/100 Dollars ($100,000.00), and any and all extensions, renewals, refinancing, and other amounts owing thereon (the "Note");

              (2) any and all present and future advances made or to be made by Secured Party to Debtor under this Agreement, or any other agreement now or hereafter executed between Debtor and Secured Party, whether or not evidenced by any promissory note or other instrument, and all other obligations, indebtedness, or liabilities of Debtor to Secured Party, due or to become due, joint or several, absolute or contingent, now existing or hereafter created or arising out of this Agreement, or any other agreement or guaranty now or hereafter executed between Debtor and Secured Party, including, without limitation, all interest, service charges, collection and attorneys' fees which are payable by Debtor to Secured Party, including any debt, liability, or obligation owing at any time from Debtor to others which Secured Party may have obtained by assignment or otherwise;

              (3) all expenses incurred by Secured Party in the perfection of its security interest in the Collateral and in the preservation and collection of any of the Collateral, including, but not limited to, all sums advanced by Secured Party to preserve the Collateral; and

              (4) in the event of any proceeding to enforce the collection of any of the Indebtedness, the reasonable expenses of retaking, holding, preparing for sale, or otherwise disposing of any or all of the Collateral upon any exercise by Secured Party of its rights under this Security Agreement, and attorneys' fees, court costs, and other expenses in connection therewith, including, without limitation, the matters set forth in PARAGRAPH 12 hereof.

         (c) RELATED DOCUMENTS. The words "Related Documents" shall mean and include the Note, the Lease as modified by the Short Term Lease of even date herewith between Debtor and Secured Party, and all other documents executed in connection with this Agreement or the Indebtedness, whether now or hereafter existing.

     2. GRANT OF SECURITY INTEREST. For valuable consideration, Debtor hereby grants to Secured Party a continuing security interest in the Collateral to secure the Indebtedness and agrees that Secured Party shall have the rights stated in this Agreement with respect to the Collateral, in addition to all other rights which Secured Party may have pursuant to Related Documents or by law.

     3. RIGHT OF SETOFF. In the event of a default pursuant to PARAGRAPH 7 hereof, Debtor authorizes Secured Party, to the extent permitted by applicable law, to charge or setoff all Indebtedness against any and all accounts of Debtor now existing or hereafter established with Secured Party.

     4. OBLIGATIONS OF DEBTOR. Debtor warrants to and covenants with Secured Party as follows:

         (a) PERFECTION OF SECURITY INTEREST. Debtor agrees to execute financing statements and to take whatever other actions are requested by Secured Party to perfect and continue Secured Party's security interest in the Collateral. Secured Party may at any time, and without further authorization from Debtor, file a copy of this Agreement as a financing statement.

         (b) REMOVAL OF COLLATERAL. Except as otherwise provided in the Lease as modified by the Short Term Lease, Debtor will keep the Collateral (or to the extent the Collateral consists of intangible property such as accounts, the records concerning the Collateral) at 3916 East Paradise Lane, Phoenix, Arizona. Debtor shall not remove the Collateral from its existing location without the prior written consent of Secured Party.

         (c) TRANSACTIONS INVOLVING COLLATERAL. Except as otherwise provided in the Lease as modified by the Short Term Lease, Debtor shall not sell, offer to sell, lease or offer to lease, or otherwise transfer or dispose of the Collateral. Debtor shall not pledge, mortgage, encumber, or otherwise permit the Collateral to be subject to any lien, security interest, encumbrance, or charge, whether or not subordinate or junior to the lien evidenced by this Security Agreement, other than the security interest provided for in this Agreement, without the prior written consent of Secured Party. Unless waived by Secured Party, all proceeds from any disposition of the Collateral shall be held in trust for Secured Party, and shall not be commingled with any other funds; provided, however, that this requirement shall not constitute consent by Secured Party to any sale or other disposition of any of the Collateral. Upon receipt, Debtor shall immediately deliver any such proceeds to Secured Party.

         (d) DEBTOR'S NAME. Debtor has not, during the preceding six years, been known as or used any other corporate or fictitious name, except as otherwise disclosed in writing to Secured Party, and Debtor shall not use any other corporate or fictitious name, except upon prior written notice to Secured Party.

         (e) VERIFICATION OF ACCOUNT, INSPECTION, AUDIT. Upon an Event of Default, Secured Party or any of its employees or agents shall have the right, at any time hereafter, upon reasonable notice to Debtor, in Secured Party's name, or in the name of Debtor, to discuss Debtor's affairs and finances and the Collateral with any attorney, accountant, account debtor or creditor of Debtor.

     5. DEBTOR'S RIGHT TO POSSESSION. Except as otherwise provided in the Lease as modified by the Short Term Lease, until default, Debtor may have possession of the tangible personal property and beneficial use of all of the Collateral and may use it in any lawful manner not inconsistent with this Agreement or the Related Documents.

     6. EXPENDITURES BY SECURED PARTY. Except to the extent already required to be discharged or paid by Secured Party under the Lease as modified by the Short Term Lease, if not discharged or paid when due, Secured Party, at its option but without obligation, may discharge taxes, liens, security interests, or other encumbrances at any time levied or placed on the Collateral, may pay for insurance with respect to the Collateral, and may pay for maintenance and preservation of the Collateral. To the extent not already required to be discharged or paid by Secured Party under the Lease as modified by the Short Term Lease, any and all such payments shall become a part of the Indebtedness and shall be payable on demand, with interest at the default rate as set forth in the Note from date of expenditure until repaid. Such right shall be in addition to any other rights or remedies to which Secured Party may be entitled on account of default.

     7. EVENTS OF DEFAULT. The following are events of default under this Agreement ("Event of Default"):

         (a) DEFAULT ON INDEBTEDNESS. Debtor fails to make any payment when due on the Indebtedness, subject to any grace period provided in the document evidencing such indebtedness.

         (b) OTHER BREACHES. Failure to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in the Related Documents; provided, however (except as to a default in payment referred to in PARAGRAPH 7(A) above), that if such a failure is with respect to a term, obligation, or condition contained in this Agreement and such failure is curable, and if Debtor has not been given a prior notice of a breach of the same provision of this Agreement, such default may be cured by Debtor (and no event of default will have occurred) if Debtor, after receiving written notice from Secured Party demanding cure of such failure: (a) cures the failure within thirty (30) days; or (b) if the cure requires more than thirty (30) days, if Debtor immediately initiates steps sufficient to cure the failure and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

         (c) FALSE STATEMENTS. Any material warranty, representation or statement made or furnished to Secured Party by or on behalf of Debtor under this Agreement or any of the Related Documents, is or at the time made or furnished was, false in any material respect.

         (d) INSOLVENCY. Dissolution of Debtor, termination of Debtor's existence as a going business, cessation of Debtor's operations, insolvency by Debtor, appointment of a receiver for any part of Debtor's property, any assignment for the benefit of creditors by Debtor, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Debtor.

         (e) CREDITOR PROCEEDINGS. Commencement of foreclosure, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Debtor against any of the property of Debtor, including, without limitation, the Collateral. However, this subsection shall not apply in the event of a good faith dispute by Debtor as to the validity or reasonableness of the claim which is the basis of the foreclosure suit, provided that Debtor gives Secured Party written notice of such claim and furnishes adequate reserves or security for the claim, as determined by Secured Party.

     8. RIGHTS OF SECURED PARTY. Upon any Event of Default, Secured Party shall have all the rights of a secured party under the Arizona Uniform Commercial Code. In addition and without limitation, Secured Party may exercise any one or more of the following rights and remedies:

         (a) ACCELERATE INDEBTEDNESS. Secured Party, may, at its option, and without demand, notice or legal process of any kind, declare the entire Indebtedness immediately due and payable. Anything herein contained to the contrary notwithstanding, in the event of a default referred to in PARAGRAPHS 7(E) OR (F) above, the Indebtedness, without demand, notice or legal process of any kind (all of which are hereby waived by Debtor), automatically shall be deemed to be declared immediately due and payable.

         (b) ASSEMBLE COLLATERAL. To the extent the Collateral is not already in Secured Party's possesion and control pursuant to the Lease as modified by the Short Term Lease, Secured Party may require Debtor to deliver to Secured Party all or any portion of the Collateral and any and all certificates of title and other documents relating to the Collateral. Secured Party may require Debtor to assemble the Collateral and make it available to Secured Party at a place or places to be designated by Secured Party which is reasonably convenient to both parties. Secured Party also shall have full power to enter upon the property of Debtor to take possession of and remove the Collateral. If the Collateral contains other goods not covered by this Agreement at the time of repossession, Debtor agrees Secured Party may take such other goods, provided that Secured Party makes reasonable efforts to return them to Debtor after repossession.

         (c) SELL THE COLLATERAL. Secured Party shall have full power to sell, lease, transfer, and otherwise deal with the Collateral or proceeds thereof in its own name or that of Debtor. Secured Party may sell the Collateral at public auction or private sale. Unless the Collateral threatens to decline rapidly in value or is of a type customarily sold on a recognized market, Secured Party will give Debtor reasonable notice of the time after which any private sale or any other intended disposition of the Collateral is to be made. The requirements of reasonable notice shall be met if such notice is given at least ten (10) days before the time of the sale or disposition. All expenses relating to the disposition of the Collateral, including without limitation the expenses of retaking, holding, preparing for sale and selling the Collateral shall become a part of the Indebtedness secured by this Agreement, and shall be payable on demand, with interest at the default rate provided in the Note from date of expenditure until repaid.

         (d) APPOINTMENT OF RECEIVER. Secured Party may have a receiver appointed as a matter of right. The receiver may be an employee of Secured Party and may serve without bond. All fees of the receiver and his attorney shall be secured by this Agreement.

         (e) COLLECT REVENUES. Secured Party may revoke Debtor's right to collect any rents and revenues from the Collateral, and may, either itself or through a receiver, collect any rents and revenues. To facilitate collection, Secured Party may notify Debtor's account debtors and obligors on any instrument to make payments directly to Secured Party. Debtor irrevocably designates, makes, constitutes and appoints Secured Party (and all persons designated by Secured Party) as Debtor's true and lawful attorney in fact and Secured Party, or Secured Party's agent, may, without notice to Debtor: (i) at such time or times hereafter as Secured Party or its agent, in its sole discretion, may determine, in Debtor's or Secured Party's name, endorse Debtor's name on any checks, notes, drafts or other payments relating to and/or proceeds of the Collateral which come into the possession of Secured Party or under Secured Party's control; and (ii) sign the name of Debtor on any agreements, instruments, documents, financing statements, warehouse receipts, bills of lading, notices of assignment of accounts, schedules and other written matter necessary or required by Secured Party to perfect and maintain perfected Secured Party's security interest in the Collateral (the "Supplemental Documentation") and to deliver any of the foregoing to such person or entity as Secured Party, in its sole discretion, may elect.

         (f) OBTAIN DEFICIENCY. Secured Party may obtain a judgment for any deficiency remaining on the Indebtedness due to Secured Party after application of all amounts received from the exercise of the rights provided in this Agreement. Debtor shall be liable for a deficiency even if the underlying transaction is a sale of accounts or chattel paper.

         (g) OTHER RIGHTS AND REMEDIES. In addition to Secured Party's rights and remedies as a secured creditor under the provisions of the Arizona Uniform Commercial Code, Secured Party shall have and may exercise any or all of the rights and remedies it may have available at law, in equity, or otherwise.

         (h) APPLY ACCOUNTS. Secured Party may hold all of Debtor's Collateral consisting of accounts with Secured Party, and Secured Party may apply the funds in these accounts to pay all or part of the Indebtedness.

     9. CUMULATIVE REMEDIES. All of Secured Party's rights and remedies, whether evidenced by this Agreement or by any other writing, shall be cumulative and may be exercised singularly or concurrently. Election by Secured Party to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Debtor under this Agreement, after Debtor's failure to perform, shall not affect Secured Party's right to declare a default and to exercise its remedies.

     10. WAIVER. Secured Party shall not be deemed to have waived any rights under this Agreement (or under the Related Documents) unless such waiver is in writing and signed by Secured Party. No delay or omission on the part of Secured Party in exercising any right shall operate as a waiver of such right or any other right. A waiver by any party of a provision of this Agreement shall not constitute a waiver of or prejudice the party's right otherwise to demand strict compliance with that provision or any other provision. No prior waiver, nor any course of dealing between Secured Party and Debtor, shall constitute a waiver of any of Secured Party's rights or Debtor's obligations as to any future transactions. Whenever consent by Secured Party is required in this Agreement, the granting of such consent by Secured Party in any instance shall not constitute continuing consent to subsequent instances where such consent is required.

     11. NOTICES. All notices required to be given by either party to the other under this Agreement shall be in writing and shall be effective when actually delivered or three (3) days after deposit with the United States Postal Service mail, first class postage prepaid, addressed to the other party at the address shown above or to such other addresses as either party may designate to the other in writing which change of address shall be effective upon receipt. Debtor agrees not to change its name or operate under any fictitious name without giving Secured Party at least ten (10) days prior written notice of such change and agrees, for notice purposes, to keep Secured Party informed at all times of Debtor's current address.

     12. EXPENSES, COSTS AND ATTORNEYS' FEES. Debtor shall reimburse Secured Party on demand for all its expenses (including, but not limited to, reasonable attorneys' fees) of, or incidental to: (a) any litigation, contest, dispute, suit, proceeding or action (whether instituted by Secured Party, Debtor or any other person or entity) in any way relating to the Collateral, this Agreement, the Related Documents or Debtor's affairs, including, without limitation, bankruptcy proceedings and efforts to modify or vacate any automatic stay or injunction except as may relate to an actual breach of this Security Agreement by Secured Party, in which event Secured Party shall reimburse Debtor for its expenses; (b) any attempt to enforce any rights of Secured Party against Debtor or any other person or entity which may be obligated to Secured Party by virtue of this Agreement or the Related Documents, including, without limitation, any account debtor and whether or not a lawsuit or proceeding is filed; and/or (c) any attempt to inspect, verify, protect, collect, sell, liquidate or otherwise dispose of the Collateral. All such sums and expenses shall constitute a portion of the Indebtedness hereunder secured by the Collateral.

     13. INTERPRETATION. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement. If any provision of this Agreement is held to be invalid, illegal or unenforceable by any court for any reason, the remaining provisions of this Agreement shall nevertheless be binding, and this Agreement shall be enforceable as if the void or unenforceable provision or provisions had not been included in this Agreement. Any terms used in this Agreement, including, without limitation, "account", "account debtor", "chattel paper", "document", "equipment", "instrument", "general intangible", which are not specifically defined in this Agreement but are specifically defined in the Arizona Uniform Commercial Code, shall have the meanings ascribed in the Arizona Uniform Commercial Code.

     14. APPLICABLE LAW. This Agreement is accepted in the State of Arizona. In addition, this Agreement shall be governed by and construed in accordance with the laws of the State of Arizona. Secured Party and Debtor agree that if there is a lawsuit, Secured Party and Debtor will submit to the jurisdiction of the courts in Maricopa County, State of Arizona, and at Secured Party's option, to the jurisdiction of the courts in any county where any Collateral is located.

     15. ASSIGNMENT; MODIFICATION. This Agreement and the Related Documents may not be modified, altered or amended, except by an agreement in writing signed by Secured Party and Debtor. Debtor may not sell, assign or transfer this Agreement or the Related Documents or any portion thereof, including, without limitation, Debtor's rights, title, interest, revenues, powers and/or duties hereunder or thereunder. Debtor hereby consents to Secured Party's participation, sale, assignment, transfer or other disposition at any time or times hereafter, of this Agreement or the Related Documents or any portion hereof or thereof, including, without limitation, Secured Party's rights, titles, interests, remedies, powers and/or duties hereunder or thereunder. Subject to the foregoing, this Agreement and the Related Documents shall be binding upon and inure to the benefit of the successors and assigns of Secured Party and Debtor.

     16. CONTINUING AGREEMENT. This is a continuing Agreement which shall remain in full force and effect until actual receipt by Secured Party of written notice of the Agreements revocation as to future transactions and shall remain in full force and effect thereafter until all of the Indebtedness incurred before the receipt of such notice, and all of the Indebtedness incurred thereafter under commitments extended by Secured Party before receipt of such notice, shall have been paid and performed in full.

     17. FURTHER ASSURANCES. At Secured Party's request, Debtor shall execute and deliver to Secured Party, at any time hereafter, any Supplemental Documentation that Secured Party may reasonably request, in form and substance acceptable to Secured Party.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first above written.

                                  DEBTOR:

                                  GAN YALEDEEM LEARNING CENTER, an
                                  Arizona non-profit corporation

                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Its:
                                       -----------------------------------------

                                    EXHIBIT C

                            FIRST AMENDMENT TO LEASE


     THIS FIRST AMENDMENT TO LEASE (the "Amendment") made as of _______________________, 2001, by and between GAN YELADEEM, an Arizona non-profit corporation ("Lessor"), and THE TESSERACT GROUP, INC., a Minnesota corporation ("Lessee"), hereby amends that certain Amended and Restated Lease between Educorp Properties, Inc., ("Original Lessor") and Lessee dated as of June 9, 1998 (the "Lease"), with respect to certain real property, together with all buildings, structures, fixtures and improvements located thereon, in Phoenix, Maricopa County, Arizona, a legal description of which is contained in EXHIBIT A attached hereto (the "Premises"). Any capitalized terms not herein defined shall have the meanings ascribed thereto in the Lease.

                                  WITNESSETH:

     WHEREAS, Lessor, has purchased fee title to the Premises from Original Lessor;

     WHEREAS, Lessee has filed a voluntary petition for Chapter 11 relief ("Chapter 11 Case") under Title 11 of the United States Code ("Bankruptcy Code"). The Chapter 11 Case is pending before the United States Bankruptcy Court for the District of Arizona ("Bankruptcy Court");

     WHEREAS, Lessee has obtained the approval of the Bankruptcy Court to (i) sell certain assets of Lessee, defined in the Lease as Lessee's Personal Property, on the terms and conditions set forth in that certain Purchase and Sale Agreement (Paradise Lane School) dated February _____, 2001 (the "Purchase Agreement") and (ii) enter into this Amendment;

     WHEREAS, Lessee, with the approval from the Bankruptcy Court has rejected and terminated the Lease as of the Closing Date (as such term is defined in the Purchase Agreement). Lessor hereby acknowledges that it shall not be entitled to and shall not receive any of the contractual rights provided to Original Lessor under the Lease, including but not limited to any right to assert any "Claims" (as that term is defined in the Purchase Agreement) that may arise and/or relate to the Lease, provided that the Lessor shall be entitled to all contractual rights of Lessor under the terms of this Amendment from and after the Closing Date;

     WHEREAS, the Lease is hereby incorporated into this Amendment in its entirety and deemed effective as a lease of the real property described on the attached Exhibit A, enforceable by and between Lessor and Lessee, subject to the foregoing limitations and subject to the amended provisions set forth herein; and

     WHEREAS, Lessor and Lessee desire to amend certain provisions of the Lease as set forth in this Amendment.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lessor and Lessee agree as follows:

     1. The terms and provisions of this Amendment shall be deemed effective and the terms of the Lease shall be deemed effective and enforceable against Lessor and Lessee on and as of the date set forth in the first paragraph above (the "Effective Date").

     2. All references in the Lease to the Paradise Valley Montessori Property and to Exhibit A-1 are deleted from the Lease.

     3. Section 1.1.2 of the Lease is hereby modified to add the following subsection (vi):

          "(vi) All of the personal property defined in the Lease as Lessee's Personal Property."

     4. Section 1.1.2 of the Lease is further amended by deleting the first sentence of the last paragraph of said section which reads:

          "Notwithstanding the foregoing, the Paradise Valley Property shall not include any property not acquired by Lessor pursuant to the Paradise Valley Purchase Agreement."

     5.  Section  1.2 of the Lease is hereby  amended by deleting  the  existing
Section 1.2 and substituting in lieu thereof the following:

          1.2 TERM. The term of the Lease (the "Term") shall be the period commencing on the Effective Date and expiring on May 30, 2001.

     6. Section 1.3 of the Lease is hereby deleted in its entirety.

     7. Article II, Section 2 of the Lease is hereby amended by deleting the following definitions: "C.P.I.", "Extended Term," "Lease Year," "Paradise Valley Montessori Purchase Agreement," "Related Leases," "Security Agreements," "Security Documents," "Unsuitable for Its Primary Intended Use" and "Unavoidable Delays."

     8. Article II, Section 2 of the Lease is hereby amended by modifying the definition of Lessor to read as follows:

          "LESSOR." Gan Yeladeem, an Arizona corporation and its successors and assigns. Unless Lessee is notified by Lessor otherwise, Lessor's address is: 15030 North 64th Street, Scottsdale, AZ 85254.

     9. Article II, Section 2 of the Lease is hereby amended by modifying the definition of Term to read as follows:

          "TERM. As defined in Section 1.2."

     10. Sections 3.1.1.(a), 3.1.1.(b) and 3.1.2 of the Lease are hereby modified by deleting those sections and replacing those sections with the following:

          3.1.1 (a) INITIAL TERM. The monthly "Minimum Rent" is $16,000.00. The Minimum Rent shall be paid by Lessee to Lessor on or before the first day of each calendar month during the Term (each a "Minimum Rent Payment Date"); Minimum Rent shall be prorated for any partial month at the beginning or the end of the Term. Lessor has agreed in the Purchase Agreement, among other things, to pay to Lessee four payments of $25,000.00. Notwithstanding anything in the Lease to the contrary, Lessor agrees to permit Lessee to offset Lessee's monthly Minimum Rent payments against such $25,000 payments due Lessee from Lessor under the Purchase and Sale Agreement.

          3.1.1 (b) EXTENDED TERMS. Intentionally deleted.

          3.1.2 PRE-PAYMENT OF MINIMUM RENT. Intentionally deleted.

          3.2 ANNUAL ESCALATION OF MINIMUM RENT. Intentionally deleted.

     11. The last sentence of Section 3.4 of the Lease is hereby deleted in its entirety and is replaced with the following:

          "Lessee agrees to indemnify and defend Lessor against any and all claims or other amounts due under this Lease for any period prior to the Term."

     12. The last sentence of Section 4.5 of the Lease is hereby deleted in its entirety and is replaced with the following:

          "Lessee agrees to indemnify and defend Lessor against any and all liabilities and obligations concerning the Facilities which have arisen prior to the Effective Date."

     13. Section 4.6 of the Lease is hereby deleted in its entirety.

     14. Section 6.1 of the Lease is hereby amended to read as follows:

          "6.1 OWNERSHIP OF LEASED PROPERTY. Lessee acknowledges and agrees that the Leased Property (including that property defined as the Lessee's Personal Property) is the property of Lessor and that Lessee has only the right to the exclusive possession and use of the Leased Property upon the terms and conditions and during the term of this Lease.

     15. Sections 6.2, 6.3 and 6.4 of the Lease are hereby deleted in their entirety.

     16. Section 7.3 of the Lease is hereby deleted in its entirety.

     17. Section 8.1 of the Lease is hereby amended to add the following at the end of said section:

          "Lessor acknowledges that Lessee has not yet obtained a certificate of occupancy for the building commonly referred to as Building #3. Subject to the terms and conditions of the Purchase Agreement, Lessee has agreed to obtain such certificate of occupancy prior to the end of the Term.

     18. The first sentence of Section 9.1.3 of the Lease is hereby deleted in its entirety and replaced with the following:

          "Lessee shall not make any modifications, alterations or improvements to the Leased Improvements or any portion thereof, whether by addition or deletion, without Lessor's prior written consent, which consent may be given or withheld in Lessor's sole and absolute discretion. Lessor acknowledges that, subject to Section 7.6 of the Purchase Agreement, Lessee may make modifications to the building commonly referred to as Building #3 to obtain a certificate of occupancy and Lessor consents to Lessee's modification."

     19. Section 9.2 of the Lease is hereby amended to add the following at the end of said section:

          "Notwithstanding anything contained herein to the contrary, Lessee shall not be required to expend any amounts under this Section 9.2 in excess of those amounts set forth in Section 7.6 of the Purchase Agreement."

     20. Section 9.3 of the Lease is hereby deleted in its entirety.

     21. Section 13.1.6 of the Lease is hereby deleted in its entirety.

     22. Section 13.6 of the Lease is hereby deleted in its entirety.

     23. Section 14.1 of the Lease is hereby deleted in its entirety and replaced with the following:

          "14.1 INSURANCE PROCEEDS. All insurance proceeds payable by reason of any loss of or damage to the Leased Property, or any portion thereof, which is insured under any policy of insurance required by Article XIII of the Lease shall be paid to the Lessor. In the event Lessor does not elect to repair and restore the Leased Premises, the Minimum Rent shall abate in accordance with Section 5.2. In the event of any loss or damage that renders the Leased Property unsuitable for its Primary Intended Use (in the reasonable business judgment of Lessor and Lessee) the Lease shall be terminated."

     24. Section 14.2 through and including Section 14.6 of the Lease are hereby deleted in their entirety.

     25. Sections 15.3 through 15.6 of the Lease are hereby deleted in their entirety and replaced with the following:

          "15.3 ALLOCATION OF CONDEMNATION AWARDS. All Condemnation Awards payable by reason of any loss of, damage to or taking of the Leased Property or any portion thereof shall be paid to the Lessor. In the event Lessor does not elect to use such Award to repair and restore the Leased Premises, the Minimum Rent shall abate in accordance with Section 5.2. In the event of any loss of, damage to or taking of the Leased Property that renders the Leased Property unsuitable for its Primary Intended Use (in the reasonable business judgment of Lessor and Lessee) the Lease shall be terminated.

     26. Section 16.1 (b) through and including Section 16.1 (f) of the Lease are hereby deleted in their entirety and replaced with the following:

          "(b) if Lessee fails to observe or perform any term, covenant or condition of this Lease other than those described under Paragraphs 1.3.3, 16.1(a) and 16.1(g) through and including 16.1(n) of this Lease, and such failure is not cured by Lessee within a period of thirty (30) days after Notice thereof from Lessor, unless such failure cannot with due diligence be cured within a period of thirty (30) days, in which case such failure shall not be deemed an Event of Default if Lessee proceeds promptly and with due diligence to cure the failure and diligently completes the curing thereof within ninety (90) days; or

          (c) Intentionally deleted.

          (d) Intentionally deleted.

          (e) Intentionally deleted.

          (f) Intentionally deleted."

     27. Article XVIII of the Lease is hereby deleted in its entirety.

     28. The last sentence of Section 20 of the Lease is hereby deleted in its entirety and replaced with the following:

          "Lessor shall, however, remain liable for any damages arising from Lessor's own negligence or willful misconduct."

     29. Subsection 21(b) of the Lease is hereby deleted in its entirety and replaced with the following:

          "(b) any third party claims of any kind relating to the Leased Property, the Facilities or the operation thereof, whether sounding in contract or tort, and whether arising directly or indirectly from the acts or omissions of Lessee, or any of Lessee's teachers, administrators, students, employees, agents, invitees, guests, permittees or trespassers."

     30. Subsection 21(g) of the Lease is hereby deleted in its entirety and replaced with the following:

          "(g) any Hazardous Materials, as defined in Paragraph 10.2, above that now or hereafter during the Term may be located in, on or around, or may potentially affect, any part of the Land or Leased Improvements unless such exposure to or presence of Hazardous Materials has been caused by any act or omission of Lessor;"

     31. The sentence immediately preceding the last sentence of Section 21 of the Lease is hereby deleted in its entirety and replaced with the following:

          "Nothing herein shall be construed as indemnifying Lessor against its negligence or willful misconduct."

     32. Section 23 of the Lease is hereby deleted in its entirety.

     33. Subsection 25.1(h) of the Lease is hereby deleted in its entirety and replaced with the following:

          "all telephone numbers and facsimile numbers presently in use."

     34. Section 25.3.2 of the Lease is hereby deleted in its entirety.

     35. Section 32 (a) of the Lease is hereby amended to add the following:

               "with a copy to: Robert J. Miller, Esq.
                                Bryan Cave, LLP
                                Two North Central Avenue
                                Suite 2200
                                Phoenix, Arizona 85004

     36. Section 32 (b) is hereby deleted in its entirety and replaced with the following:

          "(b) If to Lessor: Gan Yeladeem

                                15030 North 64th Street
                                Scottsdale, Arizona 85254
                                Attention: Susan K. Heller, Ph.D.

                With a copy to: Kutak Rock, LLP
                                8601 North Scottsdale Road
                                Suite 300
                                Scottsdale, Arizona 85253
                                Attention: Timothy A. Smith, Esq.

     37. The following ARTICLE XXXV is hereby added to the Lease:

          "ARTICLE XXXV

          35.1 CONSTRUCTION. Lessee agrees that Lessor shall be entitled to enter onto the Leased Property for purposes of completing any construction, maintenance, replacement and/or repair deemed desirable by Lessor (including, without limitation, the construction of additional buildings and improvements). Lessor agrees to provide to Lessee three days notice of such construction, maintenance, replacement or repair and agrees to take all reasonable action to (i) minimize interference with the operation of Lessee's business, and (ii) prevent Lessee's students from access to any construction area. Lessee agrees to take all reasonable measures to (a) accommodate Lessor's access to the Leased Property, and (b) prevent Lessee's students from entering into any area which Lessor or Lessor's agents, employees or independent contractors are completing construction, maintenance, replacement or repair.

          35.2 TOURS, MEETINGS, STUDENT ORIENTATION AND RECRUITING. Lessee agrees to allow Lessor access to the Leased Property for purposes related to recruiting and orientation of students. Lessor may conduct student "fairs", orientations, and other recruiting activities at the Leased Property upon reasonable notice to Lessee. Lessor will take all reasonable actions necessary to prevent disruption to the conduct of Lessee's business. Lessor and Lessee agree to cooperate in the scheduling of any such events which may potentially result in a disruption of Lessee's business operation."

          35.3 INDEMNITY. Lessor hereby indemnifies and agrees to defend and hold Lessee harmless from any and all claims, demands, obligations, losses, liabilities, damages, recoveries and deficiencies which Lessee may suffer as the result of Lessor's access to and activities on the Leased Property pursuant to the terms of this Article XXXV including, without limitation reasonable attorneys' fees and costs arising out of or in any way connected with any construction, maintenance, replacement or repair by Lessor, its agents or contractors.

     38. Unless credited or delivered to Lessor at the closing of the purchase of fee title to the Leased Property, Lessor is not in possession of any escrowed money, security deposits, prepaid rent or sums other than the amounts agreed to be paid to Lessee by Lessor under the Purchase and Sale Agreement dated February ____, 2001. In the event any such escrowed money, security deposits, prepaid rents or other sums are due and payable to Lessee which have not been credited or paid to Lessor, Lessee agrees to obtain payment from the Original Lessor.

     39. Lessee warrants and represents to Lessor that (i) all necessary actions have been taken to authorize the execution of this Amendment by Lessee, (ii) the persons who have executed this Amendment on behalf of Lessee are duly authorized to do so, and (iii) the Lease, as modified by this Amendment, constitutes the legal, valid and binding obligation of Lessee, enforceable against Lessee in accordance with its terms.

     Lessor warrants and represents to Lessee that (i) all necessary actions have been taken to authorize the execution of this Amendment by Lessor, (ii) the persons who have executed this Amendment on behalf of Lessor are duly authorized to do so, and (iii) the Lease, as modified by this Amendment, constitutes the legal, valid and binding obligation of Lessor, enforceable against Lessor in accordance with its terms.

     40. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original.

     41. In all other respects the Lease shall remain unchanged and in full force and effect. The Lease, as amended by this Amendment, shall continue to be binding upon the Lessor and Lessee and their permitted successors and assigns.

     IN WITNESS WHEREOF, Lessor and Lessee have executed this Amendment as of the date first above written.


                                     LESSOR:

                                     GAN YELADEEM,
                                     an Arizona non-profit corporation


                                     By /s/ Susan Heller
                                        ----------------------------------------
                                        Susan Heller, President



                                     LESSEE:

                                     THE TESSERACT GROUP, INC.,
                                     a Minnesota corporation


                                     By /s/ Lucian Spataro
                                        ----------------------------------------
                                        Lucian Spataro, President

STATE OF ARIZONA         )
                         ) SS.
COUNTY OF MARICOPA       )


         The foregoing instrument was acknowledged before me on February ____, 2001, by Susan Heller, as president of Gan Yeladeem, an Arizona non-profit corporation on behalf of the corporation..


                                         ---------------------------------------
                                         Notary Public

My Commission Expires:

------------------------------





STATE OF                 )
                         ) SS.
COUNTY OF                )


     The foregoing instrument was acknowledged before me on February ____, 2001, by Lucian Spatoro, as president of The Tesseract Group, a Minnesota corporation on behalf of the corporation.


                                         ---------------------------------------
                                         Notary Public

My Commission Expires:

------------------------------

                                    EXHIBIT A

                                LEGAL DESCRIPTION